Exhibit 10



                    Opinion and Consent of Baker & McKenzie,
                             counsel to Registrant

                                                                  March 27, 1996



IBJ Funds Trust
237 Park Avenue
New York, NY  10017

                  RE:      IBJ FUNDS TRUST
                           REGISTRATION NO. 33-83430
                           FILE NO. 811-8738


Dear Sir or Madam:

     We hereby consent to the reference to our firm as Counsel in Post-Effective Amendment No. 2 to Registration No. 33-83430.

                                                               Very truly yours,



                                                               BAKER & McKENZIE